EXHIBIT 10.30

               AMENDMENT AND ASSIGNMENT OF REGISTRATION AGREEMENT

     THIS AMENDMENT AND ASSIGNMENT OF REGISTRATION AGREEMENT, dated May 27, 1994 (this "Agreement"), by and among Heller Financial, Inc., a Delaware corporation ("HFI"), Heller Equity Capital Corporation, a Delaware corporation ("HECC"), and MedQuist Inc., a New Jersey corporation ("Borrower"), is made with reference to the following facts:

     A. HFI and Borrower are the parties to that certain Registration Agreement, dated as of December 14, 1992 (the "Registration Agreement"), pursuant to which Borrower granted to HFI certain registration rights.

     B. HFI and Borrower wish to amend the Registration Agreement in certain respects. Immediately thereafter, HFI wishes to assign all of its right, title and interest in, to and under the Registration Agreement, as amended, to HECC.

     NOW, THEREFORE, in consideration of the mutual execution of this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HFI, HECC and Borrower agree as follows:

     1. Amendment. The Registration Agreement is hereby amended by deleting the phrase "the fifth anniversary of this Agreement" in the first sentence and in the second sentence (where such phrase appears twice) of Section 1(g) of the Registration Agreement and in each case substituting therefor the date of "May 31, 2000". Except as expressly amended in this Section 1, all of the terms of the Registration Agreement remain unchanged and in full force and effect.

     2. Assignment and Assumption. HFI hereby assigns to HECC, and HECC hereby accepts from HFI, all of HFI's right, title and interest in, to and under the Registration Agreement, as amended by this Agreement (the "Amended Registration Agreement"), and all of the other documents and instruments delivered by Borrower to HFI pursuant thereto. By its acceptance, HECC hereby also assumes all of HFI's obligations under the Amended Registration Agreement. Borrower hereby consents to this assignment and assumption, and agrees that HECC is entitled to all of the rights and benefits of HFI under the Amended Warrant Agreement as if HECC, and not HFI, had been an original signatory of the Warrant Agreement. Without limiting the generality of the immediately preceding sentence, Borrower agrees that the two warrants issued by Borrower to HECC pursuant to the terms of the Amendment and Assignment of Warrant Purchase Agreement, dated as of the date hereof, among HFI, HECC and Borrower are the "Class A Preferred Stock Purchase Warrant" and the "Class B Preferred Stock Purchase Warrant" referred to in the Amended Registration Agreement.


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     3. Notice Designation. Pursuant to Section 10(k) of the Amended
Registration Agreement, HECC hereby designates the following address for all notices directed to HECC under the Amended Registration Agreement:

                           Heller Equity Capital Corporation
                           500 West Monroe Street
                           Suite 1000
                           Chicago, Illinois  60661
                           Attention:  Ned Jessen
                                       John H. Underwood
                           Telecopier: (312) 441-7378

                           with copies to:

                           Heller International Corporation
                           500 West Monroe Street
                           Suite 1000
                           Chicago, Illinois  60661
                           Attention:  Charles P. Brissman, Esq.
                           Telecopier: (312) 441-7208

                                    and

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, Illinois  60601
                           Attention:  Kevin R. Evanich, Esq.
                                       Gary R. Silverman, Esq.
                           Telecopier: (312) 861-2200

     4. Governing Law. This Agreement for all purposes shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.


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     THE PARTIES HERETO have duly executed this Agreement as the date first written above.

                                      HELLER FINANCIAL, INC.


                                      By: __________________________________
                                      Title: _______________________________


                                      HELLER EQUITY CAPITAL CORPORATION


                                      By: __________________________________
                                      Title: _______________________________


                                      MEDQUIST INC.


                                      By: __________________________________
                                      Title: _______________________________


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